Exhibit 10.34

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

SECOND AMENDMENT TO SUPPLY AGREEMENT

This second amendment (“Second Amendment”) to the Supply Agreement by and between MannKind Corporation (“MannKind”) and Amphastar Pharmaceuticals, Inc.  (“Amphastar”), originally dated July 31, 2014 and as previously amended on October 31, 2014 (collectively, the “Agreement”), is hereby made as of the 9th day of November, 2016, by and between MannKind on the one hand, and on the other hand, Amphastar.

RECITALS:

WHEREAS, MannKind and Amphastar entered into the Agreement pursuant to which Amphastar is to manufacture and supply the Product to MannKind, and MannKind is to purchase certain minimum quantities of the Product;

WHEREAS, MannKind and Amphastar are concurrently entering into a first amendment to the Insulin Purchase Option Agreement originally dated January 1, 2015 (the “Option Amendment”) and

WHEREAS MannKind and Amphastar have determined it to be mutually beneficial to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, MannKind and Amphastar, hereby agree to amend the Agreement as follows:

1.Definitions.  Unless otherwise defined herein, each of the capitalized terms used in this Second Amendment shall have the definition and meaning ascribed to it in the Agreement.

2.Amendments to the Agreement.

2.1     The following sentence in Section 5.1 of the Agreement:

“Upon delivery to MannKind, AFP shall ensure Product will have a remaining expiry date of not less than four (4) years.”

Is amended and replaced in its entirety with the following:

“In calendar year 2017 and 2018, upon delivery to MannKind, Amphastar shall ensure that Product will have a remaining expiry date of not less than two (2) years. In calendar year 2019 and the remainder of the term of the Agreement, Amphastar shall ensure Product will have a remaining expiry date of not less than three (3) years.”

2.2     The following sentence in Section 6.1 of the Agreement:

“Purchase Commitment and Purchase Price. MannKind shall purchase from AFP the minimum quantities of Product (the “Purchase Commitment Quantities”) at the purchase price per gram (the “Purchase Price”) in each calendar year as provided in the table set forth below. In the event that MannKind fails to meet the Purchase Commitment

Quantities in any given calendar year, MannKind shall pay AFP for the difference in the amount of the Purchase Commitment Quantities and the actual amount purchased for the corresponding calendar year (such difference, the “Purchase Commitment Difference”). AFP shall issue an invoice and MannKind shall pay the Purchase Commitment Difference no later than thirty (30) days after the close of the corresponding calendar year.”

is amended and replaced in its entirety with the following:

Purchase Commitment and Purchase Price. MannKind shall purchase from Amphastar the minimum quantities of Product (the “Purchase Commitment Quantities”) at the purchase price per gram (the “Purchase Price”) in each calendar year as provided in the table set forth below. This annual Purchase Commitment Quantities will be divided into four (4) equal quarterly commitments (the “Quarterly Commitment”). In the event that MannKind fails to meet the Quarterly Commitment in any given calendar quarter, MannKind shall pay Amphastar for the difference in the amount of the Quarterly Commitment and the actual amount purchased for the corresponding calendar quarter (such difference, the “Payment Commitment Difference”). Amphastar shall issue an invoice and MannKind shall pay the Payment Commitment Difference no later than thirty (30) days after the close of the corresponding calendar quarter. Notwithstanding the foregoing, the parties hereby agree that the Purchase Commitment Quantities for 2017 shall not be divided into four (4) equal quarterly payments but rather MannKind shall take receipt of the entire [***] Kgs of Product in the fourth (4th) quarter of 2017 but no later than November 15, 2017.

2.3The table in Section 6.1 of the Agreement is amended and replaced in its entirety with the following:

Calendar Year	Purchase Commitment Quantities (kg)	Purchase Price (per gram)	Delivery and Payment
2014	[***]	EUR [***]
2015	[***]	EUR [***]
2016	[***]	EUR [***]
2017	[***]	EUR [***]	100% of the Purchase Commitment Quantities Payment shall be paid no later than November 5, 2017
2018	[***]	EUR [***]	25% of the Purchase Commitment Quantities shall be paid on a Quarterly basis
2019	[***]	EUR [***]	25% of the Purchase Commitment Quantities shall be paid on a Quarterly basis
2020	[***]	EUR [***]	25% of the Purchase Commitment Quantities shall be paid on a Quarterly basis
2021	[***]	EUR [***]	25% of the Purchase Commitment Quantities shall be paid on a Quarterly basis
2022	[***]	EUR [***]	25% of the Purchase Commitment Quantities shall be paid on a Quarterly basis
2023	[***]	EUR [***]	25% of the Purchase Commitment Quantities shall be paid on a Quarterly basis

________________________

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4     Section 6.2 of the Agreement shall be amended and replaced in its entirety with the following:

6.2 Payment. In calendar year 2017 and 2018, MannKind shall pre-pay Amphastar for the Product at least ten (10) days prior to the estimated delivery date. For the avoidance of doubt, Amphastar shall not ship the Product to MannKind until such payment is received. Beginning in 2019 and for the remainder of the term of the Agreement, MannKind shall pay Amphastar for the Product within forty-five (45) days from shipment date of the Product. Amphastar shall submit an invoice electronically to MannKind, Attention: Account Payable, valenciaap@mannkindcorp.com. If any portion of an invoice is disputed then MannKind shall pay the undisputed amount and the Parties shall use good faith efforts to reconcile the disputed amount as soon as practicable.

2.5 A new Section 6.5 shall be added to the Agreement as follows:

6.5 Right of First Refusal in China. In consideration of the amendments contained in this Second Amendment and in the Option Amendment, MannKind hereby grants Amphastar the right of first refusal to participate in the development and commercialization of Afrezza in China through a collaborative arrangement.  Specifically, Amphastar and MannKind agree that MannKind will not commence the process of obtaining approval of Afrezza in China without first providing Amphastar with (i) at least ninety (90) days prior written notice of MannKind’s intention to commence the process of obtaining approval of Afrezza in China, and (ii) if Amphastar confirms its interest in collaborating in the development or commercialization of Afrezza in China in writing within thirty (30) days of receipt of MannKind’s notice, then the Parties shall reserve sixty (60) days to negotiate in good faith the terms of such a collaborative arrangement for Afrezza in China.  In the event that the Parties are unable to agree on commercial terms for a collaborative agreement after the sixty (60) day negotiation period, then MannKind shall have the right to negotiate a collaborative agreement with another party (“Competing Terms”). MannKind shall present the Competing Terms to Amphastar in writing, and within sixty (60) days of receipt of the Competing Terms, Amphastar shall have the option to either (i) decline to match the Competing Terms, or (ii) agree to match the same Competing Terms and enter into a collaborative agreement with MannKind in China.

2.6   Section 10.1 of the Agreement shall be extended until December 31, 2023.  All other terms and conditions in paragraph 10.1 shall remain in full force and effect.

3.Final Agreement.

From and after the execution of this Second Amendment, all references in the Agreement (or in the Second Amendment) to “this Agreement,” “hereof,” “herein,” “hereto,” and similar words or phrases shall mean and refer to the Agreement as amended by this Second Amendment.  The Agreement as amended by this Second Amendment constitutes the entire agreement by and between the Parties as to the subject matter hereof.  Except as expressly modified by this Second Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of MannKind and Amphastar has caused this Second Amendment to be executed by their duly authorized officers.

MannKind Corporation
By:	/s/ Matthew Pfeffer
Name:	Matthew Pfeffer
Title:	CEO

Amphastar Pharmaceuticals, Inc.
By:	/s/ Jason Shandell
Name:	Jason Shandell
Title:	President